Exhibit 10.57
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER

Q1 2023 COMMODITY PRICE RISE AND FALL (ATT MM)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00040 DATE OF CHANGE ORDER: 29-Aug-2023 DATE OF AGREEMENT: 01-Mar-2022

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.    In accordance with Section 1.2 of Attachment MM of the Agreement (“Commodity Price Rise and Fall”), this Change Order addresses Q1 2023 period commodity price rise and fall for:

1.1    304 Stainless Steel Pipe and Fittings (Item 1 of Appendix 1 of Attachment MM), $ 168,731 paid to Contractor;

1.2    Carbon Steel Pipe, Fittings, Flanges (Item 2 of Appendix 1 of Attachment MM), $0.00 (not applicable in Q1 2023);

1.3    USA Fabricated Structural Steel (Item 3 of Appendix 1 of Attachment MM), $0.00 (not applicable in Q1 2023);

1.4    UAE Fabricated Structural Steel (Item 4 of Appendix 1 of Attachment MM), $453,016 paid to Owner; and

1.5    Wire and Cable (Copper) (Item 5 of Appendix 1 of Attachment MM), $401,365 paid to Owner.

2.    Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.

3.    The Q1 2023 current Index Value and calculation methodology is provided in Exhibit A of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)
1. The original Contract Price was ……………………..….....................................................................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00039)...............................	$167,451,690
3. The Contract Price prior to this Change Order was ........................…..................................................	$5,651,451,690
4. The Aggregate Equipment Price will be reduced by this Change Order in the amount of ...................	[***]
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of....	$0
6. The Contract Price Applicable to Subproject 6(a) including this Change Order will be ......................	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..………………………………………………………………………….....................	$0
8. The new Contract Price including this Change Order will be …………………………………….....	$5,650,766,040

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

Q2 2023 COMMODITY PRICE RISE AND FALL (ATT MM)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00041 DATE OF CHANGE ORDER: 29-Aug-2023 DATE OF AGREEMENT: 01-Mar-2022
The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.In accordance with Section 1.2 of Attachment MM of the Agreement (“Commodity Price Rise and Fall”), this Change Order addresses Q2 2023 period commodity price rise and fall for:

1.1 304 Stainless Steel Pipe and Fittings (Item 1 of Appendix 1 of Attachment MM), $0.00 (not applicable in Q2 2023);

1.2 Carbon Steel Pipe, Fittings, Flanges (Item 2 of Appendix 1 of Attachment MM), $0.00 (not applicable in Q2 2023);

1.3 USA Fabricated Structural Steel (Item 3 of Appendix 1 of Attachment MM), $0.00 (not applicable in Q2 2023);

1.4 UAE Fabricated Structural Steel (Item 4 of Appendix 1 of Attachment MM), $680,147 paid to Owner; and

1.5 Wire and Cable (Copper) (Item 5 of Appendix 1 of Attachment MM), $0.00 (not applicable in Q2 2023).

2. Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.

3. The Q2 2023 current Index Value and calculation methodology is provided in Exhibit A of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00040)……….……......	$166,766,040
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,650,766,040
4. The Aggregate Equipment Price will be reduced by this Change Order in the amount of................	[***]
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount....	$0
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………….......................	$5,650,085,893

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

HAZOP PACKAGE #2 – ADDITIONAL IPL (PRESSURE TRANSMITTER ACROSS THE STRAINER)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy, Inc.	CHANGE ORDER NUMBER: CO-00042 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 05-Jul-2023

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, Contractor will provide a pressure transmitter across the strainer instead of a pressure indicator as is required in document 26290-100-U4R-DK-21076. For context, HAZOP Action Item 21076 recommended additional Independent Protection Layer (“IPL”) to prevent damage to 31C-1611 when 31SP-16102 31C-1611 is plugged.

2. The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3. Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………….…..	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00041)…..……………….	$166,085,893
3. The Contract Price prior to this Change Order was ………………………………………………......	$5,650,085,893
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of .............	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of....	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………....	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………................	$0
8. The new Contract Price including this Change Order will be …………………………………….....	$5,650,815,301

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

TOTAL CONDENSATE FLOWMETER ON THREE (3) INCH CONDENSATE LINE

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy, Inc.	CHANGE ORDER NUMBER: CO-00043 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 31-Aug-2023
The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, Contractor will add a flowmeter on the three (3) inch condensate line to measure total condensate, with isolation valves, being routed to CCL Stage 1 and 2 condensate storage tanks.

2.     The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.     Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………..….................................................................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 - CO-00042)…......................	$166,815,301
3. The Contract Price prior to this Change Order was ……..................................................................	$5,650,815,301
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this change Order in the amount of...	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of......................................................................................................................................	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of.................................................................................................................................	$0
8. The new Contract Price including this Change Order will be .........................................................	$5,651,146,819

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

FERC Package #1

ISA 84 (ACCOMMODATION FOR TWO HUNDRED AND FIFTY (250) FIRE AND GAS DETECTORS)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy, Inc.	CHANGE ORDER NUMBER: CO-00044 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 31-Aug-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, Contractor will provide power supplies and wiring terminals for the future addition of up to two hundred and fifty (250) fire and gas (“F&G”) detectors in each of the F&G Remote Input / Output (“RIO”) boxes.

2.For context, this Change Order does not address: Design, procurement, installation, wiring, configuration, location plans, index, supply of the potential additional two hundred and fifty (250) F&G devices, associated cabling, I/O configuration. Locations and number of detectors in the future will be limited by the existing RIO boxes.

3.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………..…...................................................................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00043)….…………….....	$167,146,819
3. The Contract Price prior to this Change Order was ............................................................................	$5,651,146,819
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ............	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of...	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………....	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………................	$0
8. The new Contract Price including this Change Order will be …………………………………….....	$5,651,433,282

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

INCREASE LNG RUNDOWN LINE CHECK VALVE BYPASS SIZE TO SIX (6) INCHES

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00045 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 31-Aug-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, Contractor will increase the rundown line check valve bypass from four (4) inches to six (6) inches with flanged valve.

2.For context, Owner has requested the six (6) inch rundown line bypass in order to mitigate vapor cloud propagation although four (4) inches is the standard line size.

3.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00044)……..……………	$167,433,282
3. The Contract Price prior to this Change Order was ……………………………………………….....	$5,651,433,282
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ............	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of...	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………....	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………................	$0
8. The new Contract Price including this Change Order will be …………………………………….....	$5,651,622,119

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

ADD MANUAL BYPASS VALVES AROUND 31XV-13071

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00046 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 13-Sep-2023

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner based on DECN 2380 (26290-100-M6N-DK-02380), Contractor will add four (4) manual bypass valves around each IMI seated valve 31XV-13071 (one per Train). Therefore of a total of twenty-eight (28) manual bypass valves are provided in this Change Order.

2.For context, at Owner’s request these manual bypass valves are added in order to equalize pressure prior to plant start-up, minimize wear and tear on valve seat, allow additional flexibility during start-up and to minimize flaring.

3.Attachment 1 to this Change Order identifies the location of where the bypass valves will be installed around 31XV-13071.

4.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

5.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00045).…….……….....	$167,622,119
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,651,622,119
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount...............	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of .	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………………….......	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,652,030,230

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith ___________________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

RELOCATE EXISTING 16” PROCESS WATER LINE AND PROVIDE TIE-IN

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00047 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 08-Sep-2023

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner, Contractor will upgrade Owner’s 16” service (utility) water line, as follows:

1) New permanent underground utility water connection for Stage 3, located north of the existing connection which is at STA. 455+80;

2) Relocate existing connection by reconfiguring the underground portion of current connection at STA. 455+80 to stub-up approximately 20' south and adding aboveground metallic pipe and concrete pad with supports. This stub-up was requested for permanent construction water supply; and

3) A representative illustration is provided in Attachment 1 of this Change Order; and

4) Contractor will provide bollards to protect the aboveground piping (beside La Quinta Road).

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00046)……..….............	$168,030,230
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,652,030,230
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of...	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………………....	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,652,427,821

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith ___________________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

FUTURE HRU BYPASS TIE-IN AND THERMOWELL UPDATES

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00048 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 12-Sep-2023

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner, Contractor will amend the scope per clauses 2 and 3 of this Change Order:

2.Add a total of forty-two (42) tie-ins for a future Heavies Removal Unit (HRU) Bypass, specifically, three tie-ins on each Heavies Removal Cold Box (or six (6) tie-ins per Train).

a) For context, these tie-ins have been requested by Owner to provide increased operational flexibility, and are not included in the current scope.

3.Replace and upgrade one hundred and nineteen (119) Thermowells (that is, seventeen (17) Thermowells per Train).

a) For context, this is per the outcome of the Owner-requested study (Integrity Check – Summary Report 26469-383-G65-GEX-00001) evaluating Stage 3 Equipment supporting the higher feed gas flow rate and Nitrogen content (mol%) contemplated by potential changes which include the Nitrogen Rejection Unit and End-Flash Unit.

4.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

5.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00047)……..……….....	$168,427,821
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,652,427,821
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ..........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of ..	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………..	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,653,330,731

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith ___________________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

BUTTERFLY VALVES FOR FLARE DRUMS

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00049 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 05-Sep-2023

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner, Contractor will add flare drum isolation valves for the three (3) Wet Flare Knockout Drum and three (3) Dry Flare Knockout Drum, all located in the OSBL.

2.The illustration provided in Attachment 1 of this Change Order is representative of the location of the isolation valves on the main outlet of each flare drum, as shown on the first set of Knockout Drums (V1901 and V1902).

3.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00048)….….………….	$169,330,731
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,653,330,731
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ..........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of ..	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………………...	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,654,029,169

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

CONDENSATE SHROUD ON CONDENSATE RUNDOWN LINE (BLUE ENGINEERING REPORT)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00050 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 12-Sep-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner, Contractor will add the RAMCO® TFE SPRA-GARD® Safety Shield condensate shroud on the Condensate Rundown Line. Sections of the condensate line already covered by the LNG rundown shroud, are not included.

2.Attachment 1 to this Change Order identifies the location where the condensate shroud will be installed on the Condensate Rundown Line, which is intended to prevent a vapor cloud and is in accordance with Owner’s Blue Engineering recommendation.

3.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00049)……….………..	$170,029,169
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,654,029,169
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ..........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of .	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………………..........	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………..............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,654,314,516

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith ___________________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

EFG PACKAGE #5 (138KV FEEDER CABLE)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00051 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 08-Sep-2023

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner, Contractor will install 138kV feeder cables to the future End-Flash Unit (“EFG”) area, that is, up to the first splice location following which the cables will be buried in a trench box.
2.For context, and in accordance with the amendment to the scope per Change Order CO-00028 (“Additional Duct Banks”), the current EFG 138kV scope is only to provide an underground duct bank from the Main GIS Substation to an area west of the West OSBL Piperack.

3.Attachment 1 is provided to illustrate the approximate location of each splice.

4.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

5.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00050)…….…………..	$170,314,516
3. The Contract Price prior to this Change Order was ..............………………………………………	$5,654,314,516
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount ..............	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in ........................	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………………......	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………..............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,657,303,536

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith ___________________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

DEFECT CORRECTION PERIOD FOR CEMENTITIOUS FIREPROOFING

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00052 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 07-Aug-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Article 6.1 of the Agreement (Owner’s Right to Change Orders), the Parties agree this Change Order:

A) Adopts the revision to the compressive strength acceptance criteria for Carboline Pyrocrete® 241 as stated on page 11 of 11 of Project Specification Proprietary Fireproofing (26290-100-3PS-NF00-F0002 Rev 001 dated 08-Jun-2023), as provided in Attachment 1 of this Change Order; and

B) Amends the capitalized term “Defect Correction Period” in Article 1 (“Definitions”) of the Agreement to add the following sub-clause (ix):

“(ix) With respect to Carboline Pyrocrete® 241 cementitious fireproofing, the period commencing the Substantial Completion of the respective Train and ending thirty (30) months thereafter, without extension, on the condition that the Defect is attributed to low compressive strength”.

Adjustment to Contract Price
1. The original Contract Price was ………………………............……………………………………	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00051)…………….…..	$173,303,536
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,657,303,536
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of.........	$0
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of.	$0
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………...........................	$5,657,303,536

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

CHART TRANSITION JOINT SPARES

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00053 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 05-Oct-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams:

1.1 Contractor will procure one (1) set of Transition Joint spares (Liquefaction cold boxes type);

1.2 Contractor will procure one (1) set of Transition Joint spares (Heavy Hydrocarbon cold boxes type);

1.3 The itemization of spares purchased under Clauses 1.1 and 1.2 of this Change Order is provided in Attachment 1 of this Change Order. Currently such spares are not in Contractor’s scope to purchase; and

1.4 For the avoidance of doubt, items procured in this Change Order will not be addressed under Section 4 of Attachment GG of the Agreement (“Capital Spare Parts Provisional Sum”).

2.     The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.     Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………........……………	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00052)…..…………….	$173,303,536
3. The Contract Price prior to this Change Order was …………………………..............……………	$5,657,303,536
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ..........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of .	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,657,470,384

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

CCL TANK(S) “A” AND “C” TIE-IN STUDY & LONG LEAD ITEM PURCHASES

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00054 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 19-Sep-2023

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, Contractor shall perform the scope described in clauses 2 and 3 of this Change Order:

2.CCL Tank(s) “A” and “C” Tie-In Study

1) The scope and deliverables for the CCL Tank(s) “A” and “C” Tie-In Study (“Tie-In Study”) are provided in Attachment 1 of this Change Order;

2) The detailed cost breakdown for the Tie-In Study is provided in Exhibit A of this Change Order.

3.Long Lead Item Purchases - CCL Tank(s) “A” and “C” Tie-Ins

1) Contractor will procure and deliver (only) certain long lead items, as described in Exhibit B of this Change Order. For the avoidance of doubt, the Parties agree that the definition of Stage 3 Facility includes Equipment procured to perform CCL Liquefaction Facility Tie-in Work. Capitalized terms used in Clause 3.1 of this Change Order have meaning ascribed to them in the Stage 3 EPC Agreement.

2) Should Owner terminate such long lead item purchases, Owner’s liability to Contractor is as per the amounts stated in Exhibit 2 of this Change Order. For the avoidance of doubt, Article 16.2 of the Agreement (“Termination for Convenience by Owner”) will govern the termination for convenience of any other portion of this Change Order.

3) Change Order does not include pipe or steel quantities, Contractor will recommend additional pre-buys (pipe, steel, etc.) as needed to align with execution and installation timing with the CCL Stage 3 LNG rundown Line schedule.

4.Parties agree that the fee for HAZOP (including Contractor’s hours), if required, and, regulatory permitting support including FERC, is presently excluded but shall be included by future Change Order on a provisional sum basis (which is currently expected in the $50,000 range but will ultimately be dependent on actual scope).

5.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00053)…...….…………	$173,470,384
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,657,470,384
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ..........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of .	[***]

6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………………......	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..………………………………..………………………………………................	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,659,610,400

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

FERC PACKAGE #2 FIREWATER LAYOUT

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00055 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 13-Sep-2023

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the scope is amended as follows:

1.1    Add a total of twenty-eight (28) elevated self-oscillating firewater monitors (four (4) per Train), located between the Cryogenic Rack and the respective liquefaction unit. These will be designated as 31FWEOM-33101, 31FWEOM-33102, 31FWEOM-33103 and 31FWEOM-33104. Currently, such elevated self-oscillating firewater monitors are not in the design.

1.2    Relocate the seven (7) firewater monitors (31FWM-33008) in each Train’s gas treatment equipment area.

1.3    Provide Hydrants With Monitors in lieu of Hydrants in each of the Flare Knockout Drum areas. Therefore a total of three (3) Hydrants are upgraded in this Change Order; and

1.4    Relocate the three (3) firewater monitors (30FWM-33201, 30FWM-33401 and 30FWM-33601) in each of the Flare Knockout Drum areas. Therefore a total of nine (9) firewater monitors are relocated in this Change Order.

2.For context, this Change Order responds to certain queries Owner received from FERC’s representatives on 21-Dec-2022.

3.Attachment 1 of this Change Order provides the updated Firewater System P&ID (per Train) as per the scope amended in this Change Order.

4.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

5.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00054)….….………….	$175,610,400
3. The Contract Price prior to this Change Order was ………..............………………………………	$5,659,610,400
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of..	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of...........................................................................................................................................	$0

7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………….....……….....	$5,686,272,310

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

HAZOP Package #3 – Stainless Steel C and D Pass Piping / Two Temperature Transmitters per Train

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00056 DATE OF CHANGE ORDER: 14-Feb-2023 DATE OF AGREEMENT: 01-Mar-2022

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, Contractor shall perform the scope defined in Section 2 of this Change Order.

2.With respect to HAZOP Action Item(s) 10040, 10042, 10053, 10063, 21004, 21006, 21007, 21017, 21132, 21003, 21028, 10037, 10039, 10051, 21005, 21008, 21016, 21019 and 21052, Contractor shall:

2.1    Per HAZOP Action Item 21052; and as a conservative measure to provide margin in the simulation results, piping up to and including 31XV-16003 – located approximately 200 feet from 31E-1711 Pass D outlet shall be upgraded from: B1A to P0F;

2.2    Upgrade 31E-1711 Pass C outlet piping material class to R0F from C1A, from 31E-1711 C outlet to 31E-1614 A inlet;

2.3    All valves provided per Items 2.1 and 2.2 will be rated for cryogenic services previously not rated for cryogenic services and

2.4    Add two (2) additional temperature transmitters per string – four (4) per Train:

3.    The cost breakdown is provided in Exhibit A of this Change Order.

4.    Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 1 of this Change Order.

Adjustment to Contract Pr
1. The original Contract Price was ………………………………………………………………........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00055)………….……..	$202,272,310
3. The Contract Price prior to this Change Order was ……………………………………..............…	$5,686,272,310
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of..	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..………………………………………………………………….……................	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,699,694,358

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

HAZOP PACKAGE #4 (“PHASE TWO ITEMS”)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00057 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 10-Oct-2023

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, Contractor’s scope is amended to implement the following HAZOP resolution(s):

Item	HAZOP Reference	HAZOP Scenario see note 1	HAZOP Resolution
1	26290-100-U4R-DK-21133	Liquid may get trapped between 31XV-16006 and 31HV-16008 causing expansion exceeding the design pressure of piping, due to 31HV-16008 on inlet 31V-1611 MR suction drum being closed.	Contractor will add Thermal Pressure Safety Valve between 31XV-16006 and 31HV-16008 to prevent overpressure due to liquid expansion.
2	26290-100-U4R-DK-30010	Pressure may increase in the fuel gas system, due to 31PV-22007 fails closed when needed to be open.	Contractor will add independent layer of protection (“IPL”) to isolate pressure sources above 150 psig from 31V-2201 Fuel Gas Knockout Drum (“KOD”).
3	26290-100-U4R-DK-30004	31V-2201 Fuel Gas KOD may not be able to drain, and there is a potential for gradual level increase due to fail close of 31LV-22002 on the bottom of 31V-2201 Fuel Gas KOD.	Contractor will add Level Transmitter (“LT”) on 31V-2201 Fuel Gas KOD to close 31XV-13068 and 31XV-18032.
4	26290-100-U4R-DK-10022	High pressure gas may flow from 31V-1201 absorber to 21V-1209 amine sump drum, due to 31VA-120271 on skim line from 31V-1201 absorber line being left open during skimming operation (26290-100-M6N-DK-02120).
Contractor will add LT and isolation valve to isolate the flow.
5	26290-100-U4R-DK-30095	May be unable to purge a burner runner following closure of the staging valve, due to nitrogen purge valve (XV-19712) failing to open when required.	Contractor will relocate the specification break for the nitrogen purge line.
6	26290-100-U4R-DK-10003	Potential unintended flow of feed gas from tube side to shell side of 31E-1102 Feed Gas Heater, due to tube failure in 31E-1102 Feed Gas Heater.	Contractor will add a layers of protection to prevent overpressure of 31E-1102 Feed Gas Heater, such as increased pipe class and other modifications as recommended by the transient analysis.
Note 1 The table only describes each HAZOP scenario at a summary level.

2.    The detailed cost breakdown for each item is detailed in Exhibit A of this Change Order, together with a summary table.

3.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………..................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00056)…...……………...	$215,694,358
3. The Contract Price prior to this Change Order was ……………………………………….................	$5,699,694,358
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of.............	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of.....	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………....	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………................	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,718,706,940

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

E-HAZOP PACKAGE #1 (“LV MCC RIDE THROUGH”)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00058 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 08-Sep-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner, Contractor will implement the following design change to keep the contactors closed for critical low voltage (“LV”) motor starters (all other components will remain as originally designed). This was identified in E-Hazop Action item 26290-100-U4R-DK-E0001 Utility Voltage Dip:

a)    LV motor starters for loads identified in the table of Attachment 1 of this Change Order will have internal wiring and components revised from standard manufacturing design to allow LV motor contactors to remain closed for the drop to thirty-five (35%) percent voltage for twenty-five (25) cycles (416 ms).

2.For context and per Cheniere response in BECHTEL-RFC-000032, the current voltage range from the utility is plus or minus five (5%) percent voltage variation from nominal (under normal conditions) and plus five (5%) percent minus ten (10%) percent voltage variation from nominal (under abnormal conditions).

3.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Pr
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00057)…..…………….	$234,706,940
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,718,706,940
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of..	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………….………………………………….	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,722,106,769

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

LEVEL TRANSMITTER ON STAND PIPE INSIDE LIQUEFACTION COLD BOXES

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00059 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 13-Oct-2023

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner, Contractor will add a level transmitter on each stand pipe inside the liquefaction cold boxes (total of six (6) level transmitters per Train). Therefore, a total of forty-two (42) level transmitters are provided in this Change Order.

2.For context, these level transmitters have been requested in order to assist with troubleshooting during operations.

3.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00058).…….…………….	$238,106,769
3. The Contract Price prior to this Change Order was ……………………………………….................	$5,722,106,769
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of..............	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of.....	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………......	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………..................	$0
8. The new Contract Price including this Change Order will be ……………………………………......	$5,725,475,061

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

SMALL SPILL CONTAINMENT (ADDITIONAL CURBS)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00060 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 05-Jul-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams:

1.1    In the Hot Oil Pumps (D01) and Diesel Generator (G01) areas, Contractor will add a shallow trench area to capture small spills, and a small pit to allow for observation and dropping a vacuum hose;

1.2    In the Hot Oil Pumps (D01), Diesel Generator (G01), and Lean Solvent Booster and Charge pumps (K01) areas, Contractor will provide dedicated valves to control release of clean rainwater connected via underground line leading to the stormwater collection system; and

1.3    In the Lean Solvent Booster and Charge Pump (K01) area, Contractor will only provide nearby high point paving cricket line within perimeter curbing to allow capture of a smaller spill; larger spills (overtopping of high point) to drain into the spill trench.

1.4    For context, the scope presently allows for curbing such that any spill drains into the adjacent concrete spill trench.

2.    An illustrative scope sketch is provided in Attachment 1 of this Change Order.

3.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00059)……..………….	$241,475,061
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,725,475,061
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of..	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………..…………………………………………………………………………....	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,728,156,072

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

REMOTE INPUT/OUTPUT (RIO) JUNCTION BOX GROUNDING

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00061 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 10-Oct-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, Contractor’s scope Remote Input/Output (“RIO”) Junction Box Grounding is amended as follows:

1.1    RIO junction box power earthing (PE) grounding bars will be grounded to a dedicated instrument grounding bar that is grounded to the main electrical grounding grid; and

1.2    RIO junction box instrument earthing (IE) grounding bars are grounded to an isolated instrument grounding bar that is grounded to the main electrical grounding grid through an isolation grounding triad at each ISBL Substation using 2 AWG conductor size. Includes routing to substation IE isolated bus bar.

2.For context, RIO junction box grounding bars (PE and IE) are both grounded to a dedicated instrument grounding bar. The instrument grounding bar is grounded to the main electrical grounding grid.

3.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………….......................................................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00060)…..….………....	$244,156,072
3. The Contract Price prior to this Change Order was ……………………………….........................................	$5,728,156,072
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ..........................	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of.	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………………	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………..............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,728,852,534

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

GEOMEMBRANE LINER AND GEOCELL FOR LAYDOWN 6 CHANNEL

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00062 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 31-Aug-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams:

1.1    Contractor will amend the slope protection design for Laydown 6 Channel and add one (1) geomembrane liner (XR5), one (1) geoweb (GW30V4), and one (1) additional layer of geotextile to the current design. Contractor will also provide credit for the one (1) geocell (Envirogrid EGA 30), and one (1) D50 rip rap in specified locations that were part of previous design.

1.2    For context, the current slope protection design allows for, one (1) layer of geotextile fabric, one (1) perforated geocell (Envirogrid EGA 30), and one (1) layer of grave infill and D50 Rip Rap in specified locations.

2.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00061)…….…………...	$244,852,534
3. The Contract Price prior to this Change Order was ………………………………………...............	$5,728,852,534
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of............	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of...	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ………………………………….......	$5,729,688,941

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

PHASED SURFACING OF PERMANENT PLANT ROADS

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00063 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 07-Aug-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), the Parties agree that Substantial Completion, as defined in Article 1 of the Agreement, is amended as follows:

1.1    Contractor will complete surfacing (asphalting) of ISBL and OSBL permanent plant roads in three (3) phases, each no later than forty-five (45) Days following the Substantial Completion(s) of Trains 3, Train 6 and Train 7 respectively.

1.2    Surfacing (asphalting) of ISBL and OSBL permanent plant roads is therefore excluded as a requirement for the achievement of Substantial Completion; and

1.3    Attachment 1 of this Change Order describes the three (3) phases.

2.Specific to the scope of this Change Order, for the avoidance of doubt, upon approval of this Change Order the Parties acknowledge this matter will not be raised as the subject of a future Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………………….........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00062)……..…………..	$245,688,941
3. The Contract Price prior to this Change Order was ………………………………………...............	$5,729,688,941
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of..........	$0
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of	$0
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………..	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,729,688,941

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

PROVISIONAL SUM INTERIM ADJUSTMENT - SCHEDULE KK-1 12-MONTH COVID COUNTERMEASURES

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00064 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 24-Jul-2023
The Agreement between the Parties listed above is changed as follows:

1.The Parties agree to the interim adjustment to the COVID-19 Provisional Sum as set forth in Section 7 of Attachment GG of the Agreement.

2.Prior to this Change Order the COVID-19 Provisional Sum was Twenty Million U.S. Dollars (U.S.$20,000,000), which includes (6%) fee. The COVID-19 Provisional Sum is hereby decreased by Eleven Million, Three Hundred and Sixty-One, Five Hundred and Thirty-Eight U. S. Dollars (U.S. $ 11,361,538). Therefore the COVID-19 Provisional Sum as amended by this Change Order is Eight Million, Six Hundred and Thirty-Eight Thousand, Four Hundred and Sixty-Two U.S. Dollars (U.S. $ 8,638,462.00).

3.For additional context:

•The unamended COVID-19 Provisional Sum is Twenty Million U.S. Dollars (U.S.$20,000,000) and is comprised of such COVID-19 Countermeasures that may be implemented (i) in the first twelve (12) months following the 01-Mar-2022 LNTP No. 1 (as set forth in Schedule KK-1) and (ii) during the Work (as set forth in Schedule KK-2);

•As at 24-Jul-2023, Contractor has not implemented Schedule KK-1 COVID-19 Countermeasures and therefore the Parties mutually agree to reduce the COVID-19 Provisional Sum by the entire Schedule KK-1 portion, plus six percent (6%); and

•The impact to the Work as a result of a COVID-19 Event (which under the Agreement also includes other epidemics, pandemics, or plagues affecting the Work) does not qualify as a Force Majeure. Parties acknowledge that this Change Order does not affect Contractor’s rights in Section 6.13 of the Agreement.

4. The cost breakdown for this Change Order is detailed in Exhibit 1 of this Change Order.

5. Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………………............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00063)…………………	$245,688,941
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,729,688,941
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of .......	$0
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of	$0
6. The Aggregate Provisional Sum Equipment Price will be (decreased) by this Change Order in the amount of …………………………………………………………………………………………...	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (decreased) by this Change Order in the amount of …………………………………………………………………………….............	[***]

8. The new Contract Price including this Change Order will be ………………..................................	$5,718,327,403

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

MODIFICATION TO FTZ ZONE SITE (EXHIBIT A OF ATTACHMENT LL)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00065 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 03-Aug-2023
The Agreement between the Parties listed above is changed as follows:

1.The purpose of this Change Order is to incorporate the modified FTZ Zone Site (Foreign Trade Zone No. 122-X), as stated in Exhibit A of Attachment LL (“FTZ Agreement”) of the Agreement.

2.Therefore, the FTZ Zone Site provided in Attachment 1 of this Change Order shall supersede the previous FTZ Zone Site (which is provided in Attachment 2 of this Change Order).

3.For context, Owner informed Contractor per Owner correspondence CCLIQ3-BE-C23-079 that the United States Customs and Border Protection Agency activated the subject expanded FTZ Zone Site effective 03-Aug-2023.

Adjustment to Contract Priced
1. The original Contract Price was …………………………………………………………................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00064)….….………….	$234,327,403
3. The Contract Price prior to this Change Order was...........................................................................	$5,718,327,403
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ........	$0
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of.	$0
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………………......	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be …………………………………….	$5,718,327,403

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

Attachment B (Contract Deliverables)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00066 DATE OF CHANGE ORDER: 02-Jun-2023 DATE OF AGREEMENT: 01-Mar-2022
The Agreement between the Parties listed above is changed as follows:

In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the Parties agree this Change Order shall:

1.Amend Attachment B (Contract Deliverables) of the Agreement. Accordingly, Attachment 1 of this Change Order incorporates into the Agreement the revised Attachment B (Contract Deliverables); and

2.Supersede in its entirety the previous Attachment B (Contract Deliverables) as issued with the Agreement.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00065)….….………….	$234,327,403
3. The Contract Price prior to this Change Order was ………………………………………...............	$5,718,327,403
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of.........	$0
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of.	$0
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,718,327,403

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

SHEET PILE JOINT SEALING 310Q02 SUMP

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00067 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 05-Oct-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, Contractor will add sealant to sheet pile joints as an additional measure to minimize groundwater seepage into the 310Q02 sump. For context the additional sealant is intended to reduce groundwater seepage, which must be regularly sampled and tested by Owner.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00066)….….…………….	$234,327,403
3. The Contract Price prior to this Change Order was ………………………………………	$5,718,327,403
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,718,484,524

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

E-HAZOP PACKAGE #2 (“PHASE ONE ITEMS”)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00068 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 19-Oct-2023
The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, Contractor’s scope is amended to implement the following E-HAZOP resolution(s):

Item	E-HAZOP Reference	E-HAZOP Scenario see note 1	E-HAZOP Resolution
1	26290-100-U4R-DK-E0003	High Voltage (“HV”) and Medium Voltage (“MV”) switchgear circuit breakers do not have surge capacitors.	The HV/MV Switchgear vendor performed a Transient Recovery Voltage (“TRV”) study. The study validated whether surge arrestors will continue to be utilized or if surge arrestors will be replaced with surge capacitors.

The study has determined that the TRV duties of the HV & MV switchgear circuit breakers are within the capabilities of the rated circuit breakers. Therefore, surge capacitors are not required.

2	26290-100-U4R-DK-E0004	Substation Common Alarm from building Annunciator Panel.
The following are the substation alarms to be displayed on the Distributed Control System (“DCS”) operator’s workstation. Alarms shown on the miscellaneous P&ID 26290-100-M6-3010-00020.

Each Liquefaction Substation:

1. Common Alarm
2. Fire Alarm
3. Fire System Common Alarm
4. NOVEC System Alarm
5. UPS Alarm
6. Switchgear Control Power Failure
7. Switchgear Common Alarm
8. Transformer Alarm
9. HVAC Alarm
10. LV Ground Fault
11. MR Compressor VFD Alarm

Each Utility Substation:

1. Common Alarm
2. Fire Alarm
3. Fire System Common Alarm
4. NOVEC System Alarm
5. UPS Alarm
6. Switchgear Control Power Failure
7. Switchgear Common Alarm
8. Transformer Alarm
9. HVAC Alarm
10. LV Ground Fault
11. Standby System Alarm

Main Substation 30A-4000):
1. Common Alarm
2. Fire Alarm
3. Fire System Common Alarm
4. NOVEC System Alarm
5. UPS Alarm
6. Switchgear PT Failure
7. Switchgear Control Power Failure
8. Switchgear Main or Tie Common Alarm
9. Switchgear Feeder Common Alarm
10. HVAC Alarm

3	26290-100-U4R-DK-E0010	Partial Differential (Overcurrent) Protection on 13.8kV Bus	Full Differential (High Impedance) Protection on 13.8kV Bus.

4	26290-100-U4R-DK-E0017	Essential Low Voltage Motor Control Center (“LV MCC”) designed with Automatic transfer switch (“ATS”) as done in CCL Stage 1/2.	Add a separate incomer breaker to the essential LV MCC to prevent standby diesel generator (“SBDG”) from closing on bus fault.
5	26290-100-U4R-DK-E0018	Essential LV MCC designed with ATS as done in CCL Stage 1/2.	Add a separate incomer breaker to the essential LV MCC in place of an ATS which is required to be taken out of service for routine maintenance.
6	26290-100-U4R-DK-E0019	Essential LV MCC designed with ATS as done in CCL Stage 1/2.	Add a separate incomer breaker to the essential LV MCC in place of an ATS which is required to be taken out of service for routine maintenance. A breaker status for the Liquefaction Substation LV MCC essential incomer added and alarm to the DCS if open.
7	26290-100-U4R-DK-E0020	Substation Common Alarm from building Annunciator Panel	Provide a separate alarm to indicate Emergency Diesel Generator (“EDG”) failure to start, and the alarm to the DCS.
8	26290-100-U4R-DK-E0022	Essential LV MCC designed with ATS as done in CCL Stage 1/2.	Add a separate incomer breaker to the essential LV MCC to support the Generator Control Panel (“GCP”) starting on loss of bus voltage.
9	26290-100-U4R-DK-E0023	Diesel Generator (“DG”) load testing to be exercised on essential LV MCC.	DG load testing to be exercised on essential LV MCC. In addition, provisions for future load bank and test breaker included.
10	26290-100-U4R-DK-E0024	A single feed from the uninterruptible power system (“UPS”) to the UPS Distribution panels.	A separate feed from the UPS to each UPS Distribution panel added.
11	26290-100-U4R-DK-E0027	As done on CCL 1/2 connection of a temporary battery bank during the UPS battery load testing requires a hot work permit.	Add a separate battery disconnect switch and a separate temporary battery connection disconnect switch to support annual UPS testing.
12	26290-100-U4R-DK-E0028	As done on CCL 1/2 connection of a temporary battery bank during the 125V Direct Current (“DC”) Charger battery load testing requires a hot work permit.	A separate battery disconnect switch and a separate temporary battery connection disconnect switch added to support annual 125V DC Charger testing.
13	26290-100-U4R-DK-E1002	Diesel generator power cables routed in piperack tray.	Diesel generator power cables routed in underground ductbank.
Note 1 The table only describes each HAZOP scenario at a summary level.

2.    The detailed cost breakdown for each item is detailed in Exhibit A of this Change Order, together with a summary table.

3.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………......	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00067)…..….………....	$234,484,524
3. The Contract Price prior to this Change Order was …………………………………......................................	$5,718,484,524
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of..................	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………………....	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………................	$0
8. The new Contract Price including this Change Order will be …………………………………....	$5,723,770,387

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

PACKAGE 6 FEED GAS PIPELINE AND PIG RECEIVER DMM

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00069 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 03-Aug-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), Owner has requested the modification of the foundation support method for the Feed Gas Pipeline, Pig Receiver area and associated interface pipeline (“Package 6 Area”):

1.1    Contractor’s scope, as previously amended to provide piling (per Change Order CO-00015), is further amended to now provide the design and installation of deep mix method soil improvement (“DMM”) for the Package 6 Area. A general illustration of Package 6 Area DMM is provided in Attachment 1 of this Change Order.

2.     For context:

2.1    Earlier Change Order CO-00011 descoped from Contractor the entirety of Package 6 (“Pig Receiver and Launcher”) of Attachment NN (“Scoping Adjustments”);

2.2    Subsequent Change Order CO-00015 added certain Package 6 Area interface scopes, including, the provision of such piles which have not yet been installed. Therefore, this Change Order includes a budgetary reconciliation for such piles; and

2.3    For the avoidance of doubt only the piling included in Change Order CO-00015 is amended in this Change Order.
3.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………………….........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00068)……..……...........	$239,770,387
3. The Contract Price prior to this Change Order was ………………………………………................	$5,723,770,387
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of..........	$0
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of...	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………..............……………………....	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………..............	$0
8. The new Contract Price including this Change Order will be ………………………………....…....	$5,727,386,023

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

DRY FLARE KNOCKOUT DRUM SPILL PAD DRAIN SPECIFICATION CHANGE

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00070 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 05-Oct-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the scope is amended as follows:

1.1    The HDPE material drainpipe from the Dry Flare Knockout Drum spill pad will be replaced with stainless steel pipe and stainless steel valves;

1.2    Downstream of the stainless steel valves, the HDPE pipe will also be revised to carbon steel; and

1.3    Additionally, cathodic protection and valve boxes will be installed to support the new underground metallic pipe.

2.For context, utilization of stainless steel materials is intended to mitigate against HDPE embrittlement and the loss of containment of cryogenic fluid, and is in response to PHMSA’s request to Owner.

3.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………..................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00069)….….……………	$243,386,023
3. The Contract Price prior to this Change Order was ……………………………………….................	$5,727,386,023
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of.............	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of....	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………....	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………................	$0
8. The new Contract Price including this Change Order will be …………………………………….....	$5,727,958,808

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

VIEWING PLATFORM PILES

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00071 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 18-Oct-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) the scope of the Agreement is amended at Owner’s request to provide certain scope for Owner’s Viewing Platform project, as follows:

a)    Provide a Geotechnical Design Basis Report (26290-200-3DR-K04F-00002) inclusive of reviewing existing surface and sub-surface ground conditions, consideration of seismic design parameters and a recommendation on an alternative design for the pile type; and

b)    Supply and installation of piles.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00070).…….………….	$243,958,808
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,727,958,808
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of .	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………..............	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………..........................	$0
8. The new Contract Price including this Change Order will be ………………………………..........	$5,728,319,702

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President

CHANGE ORDER

SITE PLAN UPDATE PACKAGE #1 – RE-ROUTE CONTRACTOR’S UTILITY WATER & NITROGEN PIPELINES AND PROVIDE POWER & FIBER CABLES TO NITROGEN TIE-IN POINT

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00072 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 02-Nov-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams to support Owner’s underground natural gas feedstock pipeline project, Contractor will:

1.1    Contractor will relocate from the existing nitrogen tie-in point to a new interface point at the Air Liquide pipeline. As part of this relocation effort, Owner has also requested that certain power and fiber connections are provided to the new location (note: power is only provided up to the Distribution Panel); and

1.2    Accommodations for Owner’s construction laydown for the underground natural gas feedstock pipeline project will require Contractor to re-route Contractor’s current Utility Water (UW) and Nitrogen (N2) pipeline.

2.    An illustrative scope sketch showing the current and revised location(s) is provided in Attachment 1 of this Change Order.

3.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………………….......	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00071)……..………….	$244,319,702
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,728,319,702
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of .	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………..	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………................	$0
8. The new Contract Price including this Change Order will be ……………………………………..	$5,735,673,384

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:_____/s/_David Craft______________________________

Name: ___David Craft________________________________

Title:_____SVP E&C_________________________________

BECHTEL ENERGY INC.

By:___/s/ Steve Smith_________________________________

Name: Steve Smith _______________________________

Title: Senior Project Manager and Principal Vice President